Exhibit 24.1
POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Frank J. Bramanti Frank J. Bramanti
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Patrick B. Collins Patrick B. Collins
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ James R. Crane James R. Crane
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ J. Robert Dickerson J. Robert Dickerson
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Walter M. Duer Walter M. Duer
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ James C. Flagg, Ph.D. James C. Flagg, Ph.D.
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Allan W. Fulkerson Allan W. Fulkerson
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Walter J. Lack Walter J. Lack
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ John N. Molbeck, Jr. John N. Molbeck, Jr.
Date:	May 25, 2006

POWER OF ATTORNEY
     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Edward H. Ellis, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3 and any and all amendments to this registration statement (including post-effective amendments) of HCC Insurance Holdings, Inc. and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

By: Name:	/S/ Michael A. F. Roberts Michael A. F. Roberts
Date:	May 25, 2006